UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On July 29, 2010, the Company announced that Ronald G. McAbee, Senior Vice President, Construction Materials-West, age 63, will retire during the first quarter of 2011.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

	Exhibit No.	Description

	99.1	Press release dated July 29, 2010 announcing the retirement of Ronald G. McAbee, Senior Vice President, Construction Materials-West, age 63, during the first quarter of 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: August 2, 2010	By:	/s/ Robert A. Wason IV
Robert A. Wason IV